Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

In January 2020, we took delivery of Seven Seas Splendor. We had export financing in place for 80% of the contract price. The associated $426.0 million term loan bears interest at a fixed rate of 3.01% with a maturity date of January 30, 2032. Principal and interest payments are payable semiannually.

In late January 2020, the COVID-19 coronavirus outbreak began impacting the Company’s financial performance and operations. The Company has begun to experience costs and lost revenue related to itinerary modifications, travel restrictions and advisories, the unavailability of ports and/or destinations, cancellations and redeployments. The COVID-19 coronavirus is also impacting consumer sentiment regarding cruise travel generally. Due to the unknown duration and extent of the outbreak, the full effect on our financial performance cannot be quantified at this time.

Events Subsequent to Original Issuance of Financial Statements

We have taken several measures to improve our liquidity through refinancing existing debt amortization, including under our agreements with export credit agencies (“ECAs”) and related governments and to extend the maturities and refinancing amortization under other agreements. As previously disclosed, we have obtained lender consents to refinance amortization payments and waive financial covenants during the specified period under our ECA backed facilities on the basis of debt holiday principles published by the relevant ECAs.

Beginning on April 20, 2020, NCLC amended the export-credit backed facilities that finance Norwegian Bliss, Norwegian Breakaway, Norwegian Encore, Norwegian Escape, Norwegian Getaway and Norwegian Joy to incorporate the terms of a 12-month debt holiday initiative offered to the cruise industry by Euler Hermes Aktiengesellschaft (“Hermes”), the official ECA of Germany. The debt holiday was initiated to provide interim debt service and financial covenant relief for borrowers during the current global COVID-19 pandemic with respect to their Hermes guaranteed financings. Across these facilities, the amendments with Hermes provide approximately $385 million of incremental liquidity to the Company through March 31, 2021. The amended agreements provide that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Deferral Period”) on the loans will be deferred and (b) the principal amounts so deferred will constitute separate tranches of loans under the facilities. The loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin as follows:

Margin
€529.8 million Breakaway one loan (Norwegian Breakaway)	0.90%
€529.8 million Breakaway two loan (Norwegian Getaway)	1.20%
€590.5 million Breakaway three loan (Norwegian Escape)	1.50%
€729.9 million Breakaway four loan (Norwegian Joy)	1.50%
€710.8 million Seahawk 1 term loan (Norwegian Bliss)	1.00%
€748.7 million Seahawk 2 term loan (Norwegian Encore)	1.00%

After the end of the Deferral Period, the deferred amounts will amortize in eight equal semiannual installments.

Beginning on April 28, 2020, NCLC amended the credit facilities that secured by Pride of America, Norwegian Epic and Norwegian Jewel to extend the maturity of, and defer amortization with respect to, certain of the debt outstanding under the agreements.

The Pride of America amendment extended the maturity date of the term loan one year to January 10, 2022. From January 10, 2021 to January 10, 2022 the loan shall accrue interest at a per annum rate based on LIBOR plus a margin of 1.75% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of in the case of base rate loans.

In March 2020, NCLC entered into a $675 million revolving credit facility (“Epic Credit Facility”) maturing on March 4, 2021, with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and certain other lenders party thereto. NCLC has borrowed $675 million under the facility, which bears interest at LIBOR plus a margin of 0.80%. The facility is secured by Norwegian Epic, Ltd. In April 2020, NCLC entered into an incremental assumption agreement, which supplements the Epic Credit Facility. The incremental assumption agreement provides that the maturity date of the revolving facility commitments will be extended to June 2, 2021 (which shall automatically be further extended to March 3, 2022 if NCLC consummates a debt or equity financing resulting in at least $1.0 billion of aggregate gross proceeds prior to June 30, 2020. The revolving facility loans will accrue interest at a per annum rate based on LIBOR plus a margin of 1.75% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of 0.75% in the case of base rate loans.

The Norwegian Jewel amendment provides that (a) amortization payments due within the period from consummation of a debt or equity financing resulting in at least $1.0 billion of aggregate gross proceeds to May 1, 2021 on the loans will be deferred, (b) the principal amount so deferred will constitute a separate tranche of loans under the facility (the “Deferred Jewel Loans”) and (c) the amortization payment that would have otherwise been due on May 15, 2020 shall instead be due on June 30, 2020. The Deferred Jewel Loans will accrue interest at a per annum rate based on LIBOR plus a margin of 2.50% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of 1.50% in the case of base rate loans. After the end of the deferral period, the Deferred Jewel Loan payments will amortize in an aggregate principal amount equal to 25% per annum in semiannual installments.

We are in the process of seeking consents to amend our export-credit backed facilities to incorporate the terms of a 12-month debt holiday initiative offered to the cruise industry by Servizi Assicurativi del Commercio Estero (“SACE”), the official ECA of Italy, to refinance the amortization payments on such facilities, but we cannot guarantee the outcome of that process. While we cannot guarantee the outcome, we will continue to pursue additional refinancings on certain of our remaining debt facilities.

On May 5, 2020, we and NCLC entered into an investment agreement (the “Investment Agreement”) with an affiliate of L Catterton (the “Private Investor”), pursuant to which NCLC agreed to sell and issue to the Private Investor (the “Private Exchangeable Notes Transaction”) up to $400 million in aggregate principal amount of exchangeable senior notes due 2026 (the “Private Exchangeable Notes”). The Private Exchangeable Notes Transaction is expected to close upon the satisfaction of certain customary closing conditions, including a condition that we raise at least $1.0 billion in proceeds (net of underwriting discounts). The Private Exchangeable Notes will accrue interest at a rate of 7.0% per annum for the first year post-issuance (which will accrete to the principal amount), 4.5% per annum interest (which will accrete to the principal amount) plus 3.0% per annum cash interest for the following four years post issuance and 7.5% per annum in cash interest for the final year prior to maturity. In connection with the Private Exchangeable Notes Transaction, we and NCLC will enter into an investor rights agreement with the Private Investor, pursuant to which the Private Investor will be entitled to nominate one member of our board of directors so long as a minimum ownership threshold is met, as well as one observer to our board of directors. The PIPE Investor will have certain registration rights in respect of the ordinary shares underlying the Private Exchangeable Notes and be subject to certain customary transfer, voting and standstill restrictions.

The Private Exchangeable Notes will be guaranteed by us on a senior basis. Holders may exchange their Private Exchangeable Notes at their option into redeemable preference shares of NCLC. Upon exchange, the preference shares will be immediately and automatically exchanged, for each $1,000 principal amount of exchanged Private Exchangeable Notes, into a number of our ordinary shares equal to the exchange rate. The exchange rate will initially set based on an implied initial exchange price per ordinary share representing a premium to the price per ordinary share being issued in this offering of ordinary shares, subject to future adjustment. Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, NCLC must offer to repurchase the Private Exchangeable Notes at a price equal to 100% of the accreted principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain corporate events occur prior to the maturity date or if NCLC delivers a notice of tax redemption, NCLC will, in certain circumstances, increase the exchange rate for a holder who elects to exchange its Private Exchangeable Notes in connection with such corporate event or notice of a tax redemption, as the case may be. NCLC also has the right to redeem all or a portion of the notes at any time after the third anniversary of the issuance date at a price equal to 100% of the accreted principal amount thereof if the market closing price of the ordinary shares has been at least 250% of the per share price implied by the exchange rate then in effect for at least 20 trading days during any 30 consecutive trading day period.

Litigation

On March 12, 2020, a class action complaint, Eric Douglas v. Norwegian Cruise Lines, Frank J. Del Rio and Mark A. Kempa, Case No. 1:20-CV-21107 (“Douglas Class Action”), was filed in the United States District Court for the Southern District of Florida, naming the Company, Frank J. Del Rio, the Company’s President and Chief Executive Officer, and Mark A. Kempa, the Company’s Executive Vice President and Chief Financial Officer, as defendants. Subsequently, two similar class action complaints were also filed in the United States District Court for the Southern District of Florida naming the same defendants. These complaints assert claims, purportedly brought on behalf of a class of shareholders, under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, and allege that the Company made false and misleading statements to the market and customers about COVID-19 and the impact on its business. Each of the complaints seek unspecified damages and an award of costs and expenses, including reasonable attorneys’ fees, on behalf of a purported class of purchasers of our ordinary shares between February 20, 2020 and either March 11, 2020 or March 12, 2020. We believe that the allegations contained in the complaints are without merit and intend to defend the complaints vigorously. We cannot predict at this point the length of time that these actions will be ongoing or the liability, if any, which may arise therefrom.

In addition, in March 2020 the Florida Attorney General announced an investigation related to the Company’s marketing during the COVID-19 outbreak. Following the announcement of the investigation by the Florida Attorney General, we received notifications from other attorneys general and governmental agencies that they are conducting similar investigations. The Company is cooperating with these ongoing investigations, the outcomes of which cannot be predicted at this time.

On August 27, 2019, two lawsuits were filed against Norwegian Cruise Line Holdings Ltd. in the United States District Court for the Southern District of Florida under Title III of the Cuban Liberty and Solidarity (Libertad) Act of 1996, also known as the Helms-Burton Act. The complaint filed by Havana Docks Corporation alleges it holds an interest in the Havana Cruise Port Terminal and the complaint filed by Javier Garcia-Bengochea alleges that he holds an interest in the Port of Santiago, Cuba, both of which were expropriated by the Cuban Government. The complaints further allege that the Company “trafficked” in those properties by embarking and disembarking passengers at these facilities. The plaintiffs seek all available statutory remedies, including the value of the expropriated property, plus interest, treble damages, attorneys’ fees and costs. On January 7, 2020, the United States District Court for the Southern District of Florida dismissed the claim by Havana Docks Corporation. On April 14, 2020, the district court granted Havana Docks Corporation’s motion to reconsider and vacated its order dismissing the claim, allowing Havana Docks Corporation to file an amended complaint on April 16, 2020. On April 24, 2020, we filed a motion seeking permission to appeal the district court’s order. We believe we have meritorious defenses to the claims and intend to vigorously defend these matters.